UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
           ___________________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 26, 2005
                                                          --------------

                          SUSQUEHANNA BANCSHARES, INC.
                          ----------------------------
                 (Exact Name of Registrant Specified in Charter)


       Pennsylvania                     0-10674                  23-2201716
       ------------                     -------                  ----------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

         26 North Cedar Street, Lititz, Pennsylvania                   17543
         -------------------------------------------                   -----
          (Address of Principal Executive Offices)                   (Zip Code)

       Registrant's telephone number, including area code: (717) 626-4721
                                                            -------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

         [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Results of Operations, Financial Statements and Exhibits

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The registrant issued a press release on April 26, 2005, announcing its results of operations for its first quarter 2005, which release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit No.                Description
         -----------                -----------
         ( c )  99.1                Press release, dated April 26, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SUSQUEHANNA BANCSHARES, INC.
                                 (Registrant)


                                 By: /s/ William J. Reuter
                                     ---------------------
                                 William J. Reuter
                                 Chairman, President and Chief Executive Officer


Dated: April 26, 2005

                                  EXHIBIT INDEX


Exhibit Number             Exhibit
--------------             -------
   99.1                    Press release, dated April 26, 2005